SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Name of Registrant as Specified In Its Charter)
_____________________________________________
(Name of Person(s) Filing Proxy Statement if other than
the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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2)	Aggregate number of securities to which transaction applies: ______________________________.
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________________________.

4)	Proposed maximum aggregate value of transaction: ____________________________.
5)	Total fee paid: ____________________________.

___	Fee paid previously with preliminary materials
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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3)	Filing Party: _____________________________________.
4)	Date Filed: _____________________________________.
                                                                           .

June 3, 2009

To the Members of Southwest Iowa Renewable Energy, LLC:

The Annual Meeting of Members of our Company will be held on July 17, 2009, at 1:00 p.m. Central Daylight Time at Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503.

A Notice of internet availability of proxy materials (which includes the Proxy Card, Proxy Statement, Notice of the 2009 Annual Members Meeting and the Company’s 2008 Annual Report (the “Proxy Materials”)) was mailed to the Members today, and the Proxy Materials have been posted on our website, www.sireethanol.com.  We urge all Members to access the Proxy Materials, print the Proxy Card, fill it out and send to us to count your votes for the 2009 Annual Members Meeting.  We will also be mailing Proxy Cards to all Members on our about June 15, 2009.  Holders of Series A, B and C Units are entitled to vote at the Annual Meeting on the basis of one vote for each Unit held, though only the holders of Series A Units may vote to elect the Series A Director nominated to be elected at the 2009 Annual Meeting.  If you attend the Annual Meeting in July, you may nevertheless revoke the proxy and vote in person even though you previously mailed the Proxy Card.

By unanimous written consent dated June 1, 2009, the Company’s Board of Directors authorized voting on the matters described in the attached Proxy Statement to be made via the enclosed Proxy Card.

It is important that your Units be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and across the Proxy Card at our website, sign, date and return it at your earliest convenience.  I look forward to meeting you and with our Directors and Officers, reporting our activities and discussing the Company’s business.  I hope you will be present.

                                    Very truly yours,

                                    James M. Lay
                                    Interim President and Chief Executive Officer

Your Officers and Directors desire that all Members be present or represented at the Annual Meeting.  Even if you plan to attend in person, please locate and print from our website the proxy card, date, sign and return it at your earliest convenience so that your Units may be voted.  If you do attend the meeting in July, you retain the right to vote even though you mailed the enclosed proxy.  The proxy must be signed by each registered holder exactly as the Unit is registered.

10868 189th Street, Council Bluffs, IA 51503

PROXY STATEMENT

FOR ANNUAL MEETING OF MEMBERS
TO BE HELD JULY 17, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), of proxies to be voted at the Annual Meeting of Members to be held on July 17, 2009, or any adjournment thereof (the “2009 Annual Meeting”).  The date on which this Proxy Statement is first being sent or given to Members of the Company is on or about June 3, 2009.

The proxy statement, the notice of the 2009 Annual Meeting, form of proxy, and the Company’s annual report for fiscal 2008 may be requested by calling (877) 776-5999, emailing proxy@sireethanol.com, or accessing www.sireethanol.com and clicking on the “Investor Relations” tab.

PURPOSES OF THE MEETING

The 2009 Annual Meeting is to be held for the purposes of:

(1)                 To elect one Series A Director to serve until the 2013 Annual Member Meeting or until his successor shall be elected and qualified;

(2)                 To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors unanimously recommends that the Series A Members vote FOR the election as Series A Director of the person named under ELECTION OF SERIES A DIRECTOR.

VOTING, VOTING SECURITIES AND PRINCIPAL UNIT HOLDERS

General

The record date for holders of Units entitled to notice of, and to vote at, the 2009 Annual Meeting is the close of business on June 1, 2009 (the “Record Date”).  As of the Record Date, the Company had outstanding and entitled to vote at the 2009 Annual Meeting 8,805 Series A Units, 3,334 Series B Units, and 1,000 Series C Units.  Unless there is other business to be presented for action at the 2009 Annual Meeting, the only Units to be voted will be those held by Series A Members.

In deciding all questions, Members are entitled to one vote, in person or by proxy, for each Unit, regardless of class, held in the Member’s name at the close of business on the Record Date (though only Series A Members may vote for the election of the Series A Director).  Your Units will be voted in accordance with the instructions you indicate when you submit your Proxy Card.  If you submit a Proxy Card, but do not indicate your voting instructions, your Units will be voted as follows:

●	FOR the election of the Director nominee listed in this Proxy Statement (for Series A Members); and
●
At the discretion of the proxy holders in a manner that they consider being in the best interests of the Company, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof (for all Members).

Voting by Mail

By signing and returning the Proxy Card according to the instructions provided, you are enabling the individuals named on the Proxy Card, known as “proxies,” to vote your Units at the meeting in the manner you indicate.  We encourage you to sign and return the Proxy Card even if you plan to attend the meeting.  In this way your Units will be voted even if you are unable to attend the meeting.

Voting in Person at the Meeting

If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the meeting.  If your Units are registered directly in your name, you are considered the Unit holder of record, and you have the right to vote in person at the meeting.  If your Units are held in the name of your broker or other nominee, you are considered the beneficial owner of Units held in your name.  In that case, and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these Units.

Quorum

The presence, in person or by proxy, of the holders of at least twenty-five percent (25%) of the Units outstanding and entitled to vote at the 2009 Annual Meeting is necessary to constitute a quorum.  Abstentions and Units held by brokers, banks, other institutions and nominees that are voted on any matter at the 2009 Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the 2009 Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote.  Proxies representing a Member’s Units or ballots which are marked to “withhold authority” with respect to the election of the nominee for election as Director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting and for purposes of voting for the election of the Director.  Because the Proxy Card states how the Units will be voted in the absence of instructions by the Member, executed proxies bearing no instructions by the Member will be counted as present for quorum purposes and for the purpose of voting for the election of the Director.

Unit Ownership

As of March 31, 2009, there were 8,805 Series A Units, 3,334 Series B Units, and 1,000 Series C Units issued and outstanding.  The following table sets forth certain information as of March 31, 2009, with respect to the Unit ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who beneficially own more than 5% of any Series of Units, (ii) each Director of the Company, and (iii) all Officers and Directors of the Company, ten in number, as a group.  Unless otherwise provided, the address of those in the following table is 10868 189th Street, Council Bluffs, Iowa 51503.  Except as noted below, the persons listed below possess sole voting and investment power over their respective Units.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Series A	Ted Bauer	36 Units[1]	0.41%
Series A	Hubert Houser	39 Units[2]	0.44%
Series A	Karol King	29 Units[3]	0.33%
Series A	Michael Guttau	12 Units[4]	0.14%
--	Mark Drake[5]	-0-	--
--	James M. Lay	-0-	--
--	Cindy Patterson	-0-	--
--	Bailey Ragan	-0-	--
--	Michael Scharf	-0-	--
--	Greg Krissek	-0-	--
Series B	Bunge North America, Inc.	3334 Units	100%
Series C	ICM, Inc.	1000 Units	100%

Series A	All Officers and Directors as a Group	116 Units	1.92%

____________________________________
1 These Series A Units are owned jointly by Mr. Bauer and his wife, Donna Bauer.
2 These Series A Units are owned jointly by Mr. Houser and his wife, Paula Houser.
3 These Series A Units are owned jointly by Mr. King and his wife, Rozanne King.
4 These Series A Units are owned jointly by Mr. Guttau and his wife, Judith Guttau.
5 James M. Lay replaced Mr. Drake as general manager, president and chief executive officer of the Company in March 2009.

PROPOSAL 1
ELECTION OF SERIES A DIRECTOR

One Series A Director is to be elected at the 2009 Annual Meeting.  The Series A Director nominee elected at the 2009 Annual Meeting will serve until the 2013 Annual Meeting of Members or until his successor shall be elected and qualified.

The persons named in the accompanying form of Proxy intend to vote such Proxy for the election of the nominee named below as Series A Director of the Company to serve until the 2013 Annual Meeting of Members or until his successor shall be elected and qualified, unless otherwise properly indicated on such Proxy.  If the nominee shall become unavailable for any reason, the persons named in the accompanying form of Proxy are expected to consult with the Board of Directors in voting the Units represented by them at the 2009 Annual Meeting.  The Board of Directors has no reason to doubt the availability of the nominee and no reason to believe the nominee will be unable or unwilling to serve the entire term for which election is sought.

Proxies may not be voted for more than the one Series A Director nominee set forth below.  To be elected a Series A Director, the nominee must receive the favorable vote of the majority of Series A Units entitled to vote and represented in person or by proxy at the 2009 Annual Meeting.  The name of the Series A Director nominee, along with certain information concerning him, is set forth below.

Series A Director Nominee

The Series A Director nominee to be elected to serve a four-year term is Mr. Karol King, aged 62.  Mr. King is a Series A Director and the Chairman of the Board.   Mr. King has been a Director of the Company since November, 2006.

Mr. King has been a corn, popcorn and soybean farmer near Mondamin, Iowa, since 1967.  He has been President of King Agri Sales, Inc., a marketer of chemicals, fertilizer and equipment, since 1995, and President of

Kelly Lane Trucking, LLC, since 2007.  Mr. King has served on the Harrision County Farm Bureau Board, the Iowa Corn Growers Board, the Iowa Corn Promotion Board, the US Feed Grains Council Board, the National Gasohol Commission and the National Corn Growers Association Board.   Mr. King attended Iowa State University.

Mr. King meets the “independent director” standards applicable to companies listed on the Nasdaq Capital Market (though the Company’s Units are not listed on any exchange or quotation system).  Mr. King does not serve as a director of any other company having a class of securities registered under section 12 of the Exchange Act, or subject to section 15(d) of the Exchange Act, nor does he serve as a director of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).   Mr. King’s address is 10868 189th Street, Council Bluffs, Iowa 51503.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SERIES A MEMBERS VOTE FOR THE ELECTION OF MR. KAROL KING AS SERIES A DIRECTOR FOR A FOUR-YEAR TERM.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2009 Annual Meeting.  If any matters do come before the 2009 Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the 2009 Annual Meeting.

ADDITIONAL INFORMATION

Certain Relationships and Related Transactions, and Director Independence

Bunge North America, Inc. and ICM, Inc. - Initial Purchase of Units; Bridge Loan

On November 1, 2006, in consideration of its agreement to invest $20,004,000 in the Company, Bunge North America, Inc., a New York corporation (“Bunge”), purchased the only Series B Units of the Company under an arrangement whereby the Company would (i) enter into various agreements with Bunge or its affiliates discussed below for management, marketing and other services to the Company, and (ii) have the right to elect a number of Series B Directors which are proportionate to the number of Series B Units owned by Bunge, as compared to all Units.  Bunge elected Bailey Ragan and Michael Scharf as the Series B Directors on November 1, 2006.  Under the Company’s Second Amended and Restated Operating Agreement dated March 7, 2008 (the “Operating Agreement”), the Company may not, without Bunge’s approval (i) issue additional Series B Units, (ii) create any additional Series of Units with rights which are superior to the Series B Units, (iii) modify the Operating Agreement to adversely impact the rights of Series B Unit holders, (iv) change the Company’s status from one which is managed by managers, or change back to manager management in the event the status is changed to member management, (v) repurchase or redeem any Series B Units, (vi) cause the Company to take any action which would cause a bankruptcy, or (vii) approve a transfer of Units allowing the transferee to hold more than 17% of the Company’s Units or to a transferee which is a direct competitor of Bunge.

Also on November 1, 2006, in consideration of its agreement to invest $6,000,000 in the Company, ICM, Inc., a Kansas corporation (“ICM”), became the sole Series C Member of the Company.  As part of ICM’s agreement to invest in the Company’s Series C Units, the Company’s Operating Agreement provides that it will not, without ICM’s approval (i) issue additional Series C Units, (ii) create any additional Series of Units with rights senior to the Series C Units, (iii) modify the Operating Agreement to adversely impact the rights of Series C Unit holders, or (iv) repurchase or redeem any Series C Units.  Additionally, ICM, as the sole Series C Unit owner, is afforded the right to elect one Series C Director to the Board so long as ICM remains a Series C Member.  Greg Krissek was elected as the Series C Director by ICM on November 1, 2006.

Effective March 7, 2008, the Company obtained a bridge loan in the maximum principal amount of $36,000,000 (the “Bridge Loan”) from Commerce Bank, N.A. (the “Bridge Lender”).  On March 1, 2009, the Company extended the terms of the Bridge Loan for a period of eighteen months and the maximum principal amount was increased to $36,600,000.  The Bridge Loan debt is secured by a letter of credit and a money market account, described below.

Bunge Holdings, Inc. (“Bunge Holdings”), an affiliate of Bunge, posted a money market account in the amount equal to 76% of the maximum principal amount of the Bridge Loan in favor of the Bridge Lender (the “Collateral”), and ICM caused its lender to issue a letter of credit in the amount equal to 24% of the maximum principal amount of the Bridge Loan in favor of the Bridge Lender (the “ICM LC”).  The ICM LC expires on September 1, 2010, and the Bridge Lender will only draw against the ICM LC or Collateral to the extent that the Company defaults under the Bridge Loan or if the Company has not repaid the Bridge Loan in full by September 1, 2010.  In the event the Bridge Lender draws against the ICM LC or the Collateral, the amounts drawn will be in proportion to Bunge Holdings’ and ICM’s respective ownership of the Company’s Units which are not Series A—76% and 24%, respectively.  As the Company repays the principal of the Bridge Loan, the ICM LC’s and the Collateral’s stated amounts will automatically be reduced in the same proportion.

In connection with the Bridge Loan, the Company has entered into a Series C Unit Issuance Agreement (the “Series C Agreement”) with ICM and a Series E Unit Issuance Agreement (the “Series E Agreement”, together with the Series C Agreement, the “Unit Issuance Agreements”) with Bunge North America, Inc., which entity was subsequently replaced by Bunge Holdings.  The Unit Issuance Agreements relate to ICM’s provision of the ICM LC and Bunge Holding’s provision of the Collateral.  Under the Series C Agreement, the Company agrees to pay ICM a fee for its issuance of the ICM LC equal to 6% per annum of the undrawn face amount of the ICM LC.  In the event that the ICM LC or the Collateral are drawn upon as discussed below or if Bunge Holdings or ICM makes any payment to the Bridge Lender that reduces amounts owed by the Company under the Bridge Loan (each, a “Bridge Loan Payment”), the Unit Issuance Agreements provide that the Company will immediately reimburse Bunge and/or ICM, as applicable, for the amount of such Bridge Loan Payment by issuing Units to Bunge and ICM, as further described below.

Under the Series C Agreement, if ICM makes a Bridge Loan Payment, the Company will immediately issue Series C Units to ICM based on a Unit price that is equal to the lesser of $3,000 or one half (1/2) of the lowest purchase price paid by any party for a Unit who acquired (or who has entered into any agreement, instrument or document to acquire) such Unit as part of any private placement after the date of the Series C Agreement but prior to the date of any Bridge Loan Payment made by ICM.  The Series C Agreement further provides that ICM will have the right to purchase its pro-rata share of any Units issued by the Company at any time after the date of the Series C Agreement.  Moreover, if at any time prior to September 1, 2010, ICM desires prepay any portion of the Bridge Loan, it may elect to acquire Series C Units and have the proceeds of such investment applied as a prepayment to the Bridge Lender (the “ICM Bridge Loan Prepayment”).  In such case, ICM must provide the Company and Bunge Holdings with at least thirty (30) days’ prior written notice of the same, and the notice must state the proposed date on which ICM desires to pay the ICM Bridge Loan Prepayment (the “Prepayment Date”) and the amount thereof (which must be in an amount equal to (1) a minimum of $1,000,000 and in $250,000 increments thereafter or (2) the then-current maximum liability under the ICM LC).  At any time prior to the Prepayment Date, the Company may make a payment to the Bridge Lender in an amount equal to all or any portion of the ICM Bridge Loan Prepayment amount or Bunge Holdings may deliver to the Bridge Lender cash collateral or a letter of credit for the benefit of the Bridge Lender in an amount equal to all or any portion of the ICM Bridge Loan Prepayment amount.  In the event neither the Company nor Bunge Holdings elects to exercise its respective option, the Company must issue the Series C Units to ICM for the ICM Bridge Loan Prepayment and apply the proceeds thereof as a payment to the Bridge Lender.  In the event ICM acquires additional Series C Units in this fashion and receives an offer from a third party to purchase such Series C Units prior to September 1, 2010, the Company and Bunge Holdings are granted a right of first refusal to purchase such Series C Units under the same terms and conditions contemplated under such proposed transfer.  In connection with any sale of such Series C Units by ICM prior to September 1, 2010, any consideration received in excess of $3,500 per unit must be immediately paid to the Company.

Under the Series E Agreement, if Bunge Holdings makes a Bridge Loan Payment, the Company will immediately issue Series E Units to Bunge Holdings based on a Unit price that is equal to the lesser of $3,000 or one half (1/2) of the lowest purchase price paid by any party for a Unit who acquired (or who has entered into any agreement, instrument or document to acquire) such Unit as part of any private placement after the date of the Series E Agreement but prior to the date of any Bridge Loan Payment made by Bunge Holdings.  The Series E Agreement further provides that Bunge Holdings will have the right to purchase its pro-rata share of any Units issued by the Company at any time after the date of the Series E Agreement.

Bunge North America, Inc. - Other Transactions

The Company and Bunge entered into a Distiller’s Grain Purchase Agreement on October 13, 2006 (the “DG Agreement”).  The DG Agreement provides that Bunge will purchase all of the Distillers Grains produced by the Company over a term of 10 years, beginning when the Company commences production of Distillers Grains, with automatic renewals for three-year terms unless a party provides six months’ notice.  Bunge will pay the Company for the Distillers Grains, but retain amounts for transportation costs, rail lease charges and marketing fees.  The Company has agreed to pay a minimum annual marketing fee to Bunge in the amount of $150,000.  After the third year of the DG Agreement, the parties may make adjustments to the prices.

The Company and Bunge entered into an Agreement on October 13, 2006 respecting the use of Bunge’s grain elevator in Council Bluffs, Iowa (the “Elevator Agreement”).  The Elevator Agreement does not require the payment by the Company of any moneys and otherwise did not involve the payment of any consideration by either party; rather, it imposes restrictions on the use and possible disposition by Bunge of its grain elevator located in Council Bluffs, Iowa, including a right of first refusal in favor of the Company.  The parties entered into the Elevator Agreement as part of their overall arrangement under which Bunge initially agreed to invest in the Company.

On December 15, 2008, the Company and Bunge entered into a Lease Agreement (the “Lease”) respecting Bunge’s grain elevator in Council Bluffs.  Under the Lease, the Company has leased from Bunge the grain elevator, for approximately $800,000 per year.  The Lease provides customary terms and has an initial one-year term, which will be renewed for successive one-year terms upon the parties’ agreement to so extend the term.

The Company and a company in which Bunge holds a membership interest, AGRI-Bunge, LLC (“AB”), entered into an Agency Agreement on October 13, 2006, as amended December 15, 2008 (the “Agency Agreement”).  Under the Agency Agreement, we agreed to pay an agency fee to AB for corn delivered, subject to an annual minimum fee of $225,000, for AB’s service of procuring all grain requirements for our plant.  The Agency Agreement commences when the Company first requires corn and continues for 10 years with automatic renewals for three year periods unless a party provides notice to not renew within six months of the then-current term.  After three years from the commencement of the Agency Agreement, the annual minimum payment may be adjusted.

The Company and AB entered into a Grain Feedstock Supply Agreement dated December 15, 2008 (the “Supply Agreement”).  Under the Supply Agreement, AB has agreed to provide the Company with all of the corn we need to operate our ethanol plant, and we have agreed to only purchase corn from AB.  AB will provide grain originators who will work at the Facility for purposes of fulfilling its obligations under the Supply Agreement.  The Company will pay AB a per-bushel fee for corn procured by AB for the Company under the Supply Agreement, subject to a minimum annual fee of $675,000 and adjustments according to specified indexes after three years.  The term of the Supply Agreement is ten years, subject to earlier termination upon specified events.  The Supply Agreement suspends the operation of the Agency Agreement.  In the event we obtain a grain dealer’s license, subject to certain procedures specified in the Supply Agreement, then the operation of the Supply Agreement will terminate and the Agency Agreement will be reinstated.

On January 30, 2008, the Company and Bunge entered into a Support Services Agreement, as amended by the First Amendment to Support Services Agreement (collectively, the “Services Agreement”), under which Bunge agreed to provide engineering support on the project, provide reports to Lender and assist the Company with requests by the Agent.  The Company will pay, in addition to Bunge’s out of pocket expenses, an hourly fee of $95 for such services.  The Services Agreement terminates on December 31, 2009.  Bunge may terminate the Services Agreement at any time, and the Company may terminate under specified circumstances.

On June 25, 2007, we entered into a Railcar Sublease Agreement, as amended and restated by the Amended and Restated Railcar Lease Agreement effective May 22, 2009 (the “Railcar Amendment” and collectively with the original agreement,, the “Railcar Agreement”) with Bunge for the sub-lease of 320 ethanol cars and 300 DDGS cars which will be used in the delivery and marketing of ethanol and DDGS.  We will be responsible for all maintenance and mileage charges as well as the monthly lease expense and certain railcar modification expenses.  Under the

Railcar Agreement, we will lease railcars for terms lasting 120 months and continuing on a month to month basis thereafter.  The Railcar Agreement will terminate upon the expiration of all railcar leases.  In connection with the Railcar Amendment, the Company and Bunge entered into a Side Letter of the same date, pursuant to which Bunge agreed to lease some of the above cars on the Company’s behalf on commercially reasonable terms, subject to the Company’s prior approval.

On December 15, 2008, the Company and Bunge entered into an Ethanol Purchase Agreement (the “Ethanol Agreement”), under which the Company has agreed to sell Bunge all of the ethanol produced at the Plant, and Bunge has agreed to purchase the same, up to the Plant’s nameplate capacity of 110,000,000 gallons a year.  The Company will pay Bunge a per-gallon fee for ethanol sold by Bunge for the Company under the Ethanol Agreement, subject to a minimum annual fee of $750,000 and adjustments according to specified indexes after three years.  The initial term of the Ethanol Agreement, which will commence in August, 2009, upon the termination of that Ethanol Merchandising Agreement between the Company and Lansing Ethanol Services, LLC, dated November 1, 2006, is three years and it will automatically renew for successive three-year terms unless one party provides the other notice of their election to terminate 180 days prior to the end of the term.

On December 15, 2008, the Company and Bunge entered into a Risk Management Services Agreement (“Risk Management Agreement”).  Under the Risk Management Agreement, Bunge has agreed to provide the Company with assistance in managing its commodity price risks for a quarterly fee of $75,000.  The Risk Management Agreement has an initial term of three years and will automatically renew for successive three year terms, unless one party provides the other notice of their election to terminate 180 days prior to the end of the term.

Effective as of March 24, 2009, Mark Drake voluntarily resigned his employment with the Company, and on the same date, the Company entered into an Agreement to Lend Employees (the “Leased Employee Agreement”) with Bunge.  Under the Leased Employee Agreement, Bunge agreed to provide the services of James M. Lay, 57, currently the Industrial Director, Bio-fuels Division at Bunge, as interim General Manager, President and Chief Executive Officer of the Company.  Since January of 2008, Mr. Lay has provided support services to the Company. Under the Leased Employee Agreement, the Company pays Bunge $13,875 per month for the services provided by Mr. Lay.  The Company will also provide Mr. Lay with an apartment and car, and reimburse Bunge for certain travel and entertainment expenses related to the services performed by Mr. Lay.

ICM, Inc.

On September 25, 2006, the Company entered into a Design-Build Agreement (the “ICM Agreement”) with ICM, under which ICM contracted to construct a 110 million gallon per year dry mill ethanol plant.  The ICM Contract contains a lump-sum price of $118,000,000.

The Company does not presently have any policies finalized and adopted by the Board governing the review or approval of related party transactions.

Directors

The chart below lists the Directors whose terms continue after the 2009 Annual Meeting and who are not standing for re-election at the 2009 Annual Meeting.  The Directors listed below under “Independent Directors” meet the “independent director” standards applicable to companies listed on the Nasdaq Capital Market (though the Company’s Units are not listed on any exchange or quotation system) (“Independent Directors”).  “Interested Directors” are those listed below who do not meet the “independent director” standards applicable to companies listed on the Nasdaq Capital Market (though the Company’s Units are not listed on any exchange or quotation system).  The address for all Directors is 10868 189th Street, Council Bluffs, Iowa 51503.   With the exception of Mr. Scharf, who serves on the Board of Directors of Patriot Coal Corporation, none of the Directors listed below have served on the board of directors of any other company having a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, nor have any of our Directors served as directors of an investment company registered under the Investment Company Act.  Under the Company’s Operating Agreement, the Series A Directors’ terms are staggered such that one Director will be up for election every year.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hubert Houser, 66	Series A Director	Term expires 2010, Director since 2005
Lifetime owner of farm and cow-calf operation located near Carson, Iowa.  Mr. Houser has served in the Iowa Legislature since 1993, first in the House of Representatives and currently in the Senate.  Mr. Houser also served on the Pottawattamie County Board of Supervisors from 1979 to 1992, director of the Riverbend Industrial Park, and was a founder of the Iowa Western Development Association and Golden Hills RC&D.

Michael K. Guttau, 62	Series A Director	Term expires 2011, Director since 2007
Chairman, Council of Federal Home Loan Banks, Washington, D.C.; Chairman (2008-present), Vice Chairman (2004-2007) and Chairman of Audit Committee (2004-2006) and Chairman of Risk Management Committee (2007), Federal Home Loan Bank of Des Moines; since 1972, various positions with Treynor State Bank, currently CEO and Chairman of the Board; Superintendent of Banking, Iowa Division of Banking, 1995-1999; Director, Iowa Bankers Association, Iowa Bankers Mortgage Corporation, Iowa Student Loan Liquidity Corp., Iowa Business Development Finance Corp. and Iowa Seed Capital Liquidation Corp.; President, Southwest Iowa Bank Administration Institute; Chairman, Deaf Missions; former Chairman Alegent/Mercy Hospital, Council Bluffs, Iowa; former Chairman, Southwest Iowa Industrial Site; former consultant, Southwest Iowa Farm Business Association.  Mr. Guttau received his B.S., Farm Operation, from Iowa State University in 1969 and completed numerous U.S. Army education programs from 1969 to 1978.

Ted Bauer, 57	Series A Director, Secretary and Treasurer	Term expires 2012, Director since March 2005; Officer since November 2006
Director, Secretary and Treasurer of the Company from March 2005; Owner and operator of a farming operation and hunting preserve near Audubon, Iowa, since 1977; Co-Founder, and from 2005 to 2007, Director, Templeton Rye Spirits LLC; Director, Iowa Quality Producers Alliance, since 2003; Vice President, West Central Iowa Rural Water, from 2002 to 2007.  Mr. Bauer has an Ag Business degree from Iowa State University and is a graduate of the Texas A&M TEPAP program.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bailey Ragan, 54‡	Series B Director and Vice Chairman	Since November 1, 2006	Various positions with Bunge North America, Inc. for more than 25 years, currently Vice President and General Manager, Bunge Grain.
Michael Scharf, 61‡	Series B Director	Since November 1, 2006	Senior Vice President and CFO, Bunge North America, Inc., since 1989.

Name and Age	Position(s) Held with the Company	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Greg Krissek, 47‡	Series C Director	Since November 1, 2006
Director of Government Affairs, ICM, Inc., since 2006; Director of Marketing and Governmental Affairs, United Bio Energy, from 2003 to 2006; Chairman, National Ethanol Vehicle Coalition, 2007; Secretary-Treasurer of the Board, Ethanol Promotion and Information Council since 2004 – President since June 2008; director, Kansas Association of Ethanol Processors since 2004; Director, Growth Energy, since 2008; Kansas Energy Council, 2004-2009; prior Director of Operations, Kansas Corn Commission; Assistant Secretary, Kansas Department of Agriculture, 1997 to 2000.  Mr. Krissek represents ICM on the boards of six additional private ethanol companies.  Mr. Krissek received his B.A. in Economics from Rockhurst University in Kansas City and his Juris Doctor and MBA from the University of Denver.

† The Interested Directors’ terms do not have a specified number of years, as these Directors are elected by the Series B Member or the Series C Member, as applicable.

Executive Officers of the Company

The table below lists all of the Company’s executive officers.  The address for all of the Company’s officers is 10868 189th Street, Council Bluffs, Iowa 51503.   There are no arrangements or understandings between any of the Company’s officers and any other persons pursuant to which he or she was selected as an officer.  None of the Officers listed below have served on the board of directors of any other company having a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, nor have any of our Officers served as directors of an investment company registered under the Investment Company Act.

Name And Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Business Background During Past 5 Years
James M. “Mickey” Lay, 51	Interim President and Chief Executive Officer	Since March, 2009
Senior Project Manager, Operations Support, for Bio-fuels, Grain Fertilizer and Milling Divisions of Bunge North America, Inc. from 2006-present; Industrial Director, Bunge Europe and Bunge Global Markets from 2004-2006; Vice President-Site Manger of Bunge Milling (Danville, IL) from 2000-2004; Technical Support, Environmental Compliance and Quality Control Manager for Bunge Corporation’s Soybean Processing Division from 1993-2000; District Manager for Bunge Corporation’s Marks and Jackson, MI Districts, from 1988-1993; Operations Manager for Bunge Corporation’s soybean processing plant in Cairo, IL, from 1984-1988; Division Engineer and Project Manager at Bunge Corporation’s soybean processing plant in Marks, MI from 1981-1984.  Mr. Lay attended Southeast Missouri State University, the State Technical Institute in Memphis, TN, and has completed post-graduate honors in pursuit of an executive MBA from Delta State University in Cleveland, MS.

Name And Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Business Background During Past 5 Years

Cindy Patterson, 48	Chief Financial Officer	Since August, 2007
Controller, Golden Triangle Energy, L.L.C. (ethanol producer) from 2000 – 2007; auditor, Profit Management Consultants, 1995 – 1999; staff accountant, Mitchell Williams, 1994 – 1995.  Ms. Patterson received her BBA degree from the University of Georgia, a Post Baccalaureate in Accounting from Southern Indiana University and an MBA in Management from Golden Gate University.

Compensation of Directors and Executive Officers

Compensation of Directors

The Company does not provide its Directors with any equity or equity option awards, nor any non-equity incentive payments or deferred compensation.  Similarly, the Company does not provide its Directors with any other perquisites, “gross-ups,” defined contribution plans, consulting fees, life insurance premium payments or otherwise. Following recommendation by the Corporate Governance/Compensation Committee and subsequent approval by the Board on March 16, 2007, the Company pays its Directors the following amounts (collectively, the “Compensation Policy”): (i) each Director receives an annual retainer of $12,000, (ii) each Director receives $1,000 per Board meeting attended (whether in person or telephonic), and (iii) once the Company’s plant is operational, each Director will receive $3,000 per Board meeting attended (whether in person or telephonic), provided that the foregoing amounts in (i) – (iii) shall not exceed $24,000 per Director in any calendar year.  Additionally, the following amounts are paid to Directors for specified services: (i) the Chairman of the Board is paid $7,500 per year, (ii) the Chairman of the Audit Committee and Audit Committee Financial Expert is paid $5,000 per year, (iii) the Chairmen of all other Committees are paid $2,500 per year, and (iv) the Secretary of the Board is paid $2,500 per year.

In February, 2009 the Board of Directors decided to suspend their monthly stipend payment for the 2008 fourth quarter that was payable in January. The payment was suspended until April 1, 2009. In April, 2009, the Board voted to continue this suspension, which will be reviewed in subsequent Board meetings.

Independent Directors

The following table lists the compensation the Company paid in Fiscal Year 2008 to its Independent Directors.

Name	Fees Earned or Paid in Cash	All Other Compensation	Equity or Non-Equity incentives	Total

Ted Bauer	$25,500	$0	$0	$25,500
Hubert Houser	$24,500	$0	$0	$24,500
Karol King	$30,500	$0	$0	$30,500
Michael Guttau	$28,000	$0	$0	$28,000

Interested Directors

The following table lists the compensation the Company paid in Fiscal Year 2008 to its Interested Directors:

Name	Fees Earned or Paid in Cash	All Other Compensation	Equity or Non-Equity incentives	Total

Bailey Ragan†	$24,500	$0	$0	$24,500
Michael M. Scharf†	$24,500	$0	$0	$24,500
Greg Krissek‡	$22,000	$0	$0	$22,000

† The Directors fees payable to Messrs. Ragan and Scharf are paid directly to Bunge at such Directors’ request, and Messrs. Ragan and Scharf do not receive any compensation from the Company for their service as Directors.
‡ The Directors fees payable to Mr. Krissek are assigned to ICM by Mr. Krissek; thus, Mr. Krissek does not receive any compensation from the Company for his service as Director.

Compensation of Executive Officers

The Company does not currently provide any Unit options, Unit appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to its executive officers.  The Corporate Governance/Compensation Committee is responsible for designing, reviewing and overseeing the administration of the Company’s executive compensation program.  Certain elements of the Company’s executive compensation system have not yet been established.  Pursuant to the Corporate Governance/Compensation Committee Charter, the Corporate Governance/Compensation Committee approved the compensation terms for Mr. Drake and Ms. Patterson when they were hired in 2007.

The compensation of the Company’s two senior executives is designed to achieve the following objectives: (i) support the Company’s business goals of commencing operations; (ii) align the interests of executive officers and the Company’s Unit holders; (iii) attract, retain and motivate high caliber executive officers; and (iv) pay for performance by linking a significant amount of executive compensation to individual contribution to selected metrics of our business plan.

Under the Leased Employee Agreement with Bunge, the Company pays Bunge $13,875 per month for Mr. Lay’s services as the Company’s interim general manager, CEO and president.  The Company anticipates that the executive compensation practices described herein will apply to the Company’s next permanent general manger, CEO and president, once such an individual is hired.

The following discusses the main elements of compensation under our agreements with our two senior officers.

● Base Salary: A portion of annual cash compensation is paid as base salary to provide a level of security and stability.  Prior to his resignation, Mr. Drake was paid $150,000 in base salary under his employment agreement.  Ms. Patterson is paid $100,000 in base salary under her employment agreement.

● Annual Cash Incentive: The Company expects that a significant portion of the annual cash compensation paid to the executive officers will be directly related to the achievement of individual performance goals and contributions.  While awards were first available for 2008 and payable in the following year, none were made.  The Corporate Governance/Compensation Committee has not yet established the incentive criteria generally or the specific details for the Company’s two executive officers.

● Long-Term Incentive Compensation:  The Company intends to develop a long-term incentive compensation program for its senior executives, which will include an equity component.

● Retirement and Welfare Benefits:  The Company sponsors both a standard 401(k) and Roth 401(k) plan. To be eligible to participate, a new hire has to be employed for one full quarter, and upon satisfying this requirement, the employee is enrolled the first of the following month. While eligible employees are given an option to enroll, those who do not choose either "yes" or "no" are automatically enrolled in the standard 401(k) plan.  Under the program, the company matches the first 3%, and ½ of the next 2%, of the employee’s contributions.  Each participant picks his or her own investment strategy -- either the planned grouping of investments or individually selected investments.  The Company has implemented a basic benefits plan for all full time employees, including medical, dental, life insurance and disability coverage.

Summary Compensation Table

The following table provides all compensation paid to the Company’s CEO and CFO in Fiscal Years 2008 and 2007.  These individuals did not receive compensation in Fiscal Year 2006.  None of the Company’s officers received any bonus, stock or option awards, non-equity incentive plan compensation, or nonqualified deferred compensation in Fiscal Year 2008.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Mark Drake, President and CEO	2008	$150,000	$0	$0	$0	$0	$0	$19,905(1)	$169,905
	2007	$150,000	$0	$0	$0	$0	$0	$37,080(2)	$187,080

Cindy Patterson, CFO	2008	$100,000	$0	$0	$0	$0	$0	$0	$100,000
	2007	$90,000	$0	$0	$0	$0	$0	$25,000(3)	$115,000

(1) This amount reflects the Company’s cost to provide a vehicle for Mr. Drake’s use.
(2) This amount constitutes reimbursements for the officer’s relocation expenses in the amount of $30,000 and the cost of providing the officer with a vehicle in the approximate amount of $7,080 for fiscal year 2007.
(3) This amount is a signing bonus.

Board Meetings and Committees

During Fiscal Year 2008, 19 meetings of the Board of Directors were held.  In addition, five meetings of the Audit Committee, three meetings of the Corporate Governance/Compensation Committee, three meetings of the Risk Management Committee and two meetings of the Nominating Committee were held.  Each incumbent Director attended at least 75% of the aggregate meetings of the Board of Directors and the meetings held by the committees of the Board of Directors on which each Director served during Fiscal Year 2008, with the exception of Mr. Houser, who attended 70% of the meetings.

The Company strongly encourages its Directors to attend all annual meetings, and each Director except Mr. Ragan attended the Company’s 2008 Annual Meeting of Members.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which operates under a written charter (the “Audit Committee Charter”) and currently consists of Michael Guttau (Chair), Ted Bauer and Karol King.  All of the members of the Audit Committee meet the “independent director” standards applicable to companies listed on the Nasdaq Capital Market (though the Company’s Units are not listed on any exchange or quotation system).  The Board of Directors has determined that Michael Guttau is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K under the Exchange Act.  Among other things, the Audit Committee has the authority for appointing and supervising the Company’s independent registered public accounting firm and is primarily responsible for approving the services performed by the Company’s independent registered public accounting firm and for reviewing and evaluating the Company’s accounting principles and system of internal accounting controls.  A copy of the Audit Committee charter is available on the Company’s website at www.sireethanol.com at “Investor Relations”.

Nominating Committee

The Nominating Committee operates under a written charter (the “Nominating Committee Charter”), which is available on the Company’s website, www.sireethanol.com at “Investor Relations”.   The Nominating Committee Charter provides that the Nominating Committee will identify individuals qualified to become Board members for election by holders of the Company’s Series A units, to recommend to the Board persons to fill Board vacancies or to stand for election by members and to recommend to the Board nominees for each Board committee, including a financial expert to serve on the Company’s Audit Committee.   Presently, the Nominating Committee’s membership consists of Michael Guttau, Ted Bauer, Hubert Houser and Karol King, all of whom meet the “independent director” standards applicable to companies listed on the Nasdaq Capital Market (though the Company’s Units are not listed on any exchange or quotation system).

The Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to the Board as a whole.  Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces.  With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it, including the latest Board evaluations for such persons, if any, and assess their continued ability and willingness to serve as a director.  The Nominating Committee will also assess such persons’ contributions in light of the mix of skills and experience the Committee has deemed appropriate for the Board.  With respect to nominations of new directors, the Committee will conduct a thorough search to identify candidates based upon criteria the Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members.  The Committee will then review selected candidates and make a recommendation to the Board.  The Committee may seek input from other Board members or senior management in identifying candidates.

The Nominating Committee Charter provides that the Nominating Committee will consider director candidates recommended by Unit holders the same way it evaluates other individuals for nomination as a new director, provided that must be made in accordance with the Company’s Operating Agreement (see “Member Proposals for the 2010 Annual Meeting”, below).

Corporate Governance / Compensation Committee Report

The Corporate Governance/Compensation Committee operates under the Compensation Committee Charter, which is available on the Company’s website, www.sireethanol.com at “Investor Relations”.  The Corporate Governance/Compensation Committee Charter provides that the Corporate Governance/Compensation Committee will annually review and approve the Company’s compensation program for its Directors, officers and managers.  The Corporate Governance/Compensation Committee Charter does not exclude from the Corporate Governance/Compensation Committee’s membership Directors who also serve as officers or Interested Directors.  Presently, the Corporate Governance/Compensation Committee’s membership consists of Messrs. Scharf (Chair), Bauer and King.  As further described above, Mr. Scharf is considered an Interested Director.   Messrs. Bauer and King, who also serve as officers of the Company, participated in recommending to the Board Company’s Compensation Policy.  The Corporate Governance/Compensation Committee Charter provides that the Corporate Governance/Compensation Committee may form and delegate its responsibilities to subcommittees, and the Corporate Governance/Compensation Committee Charter does not contemplate (nor does it prohibit) the use of compensation consultants to assist the Corporate Governance/Compensation Committee in its determination of Director, officer and managers’ compensation.  The Corporate Governance/Compensation Committee has reviewed and discussed the compensation discussion and analysis set forth under the above section titled “Compensation of Executive Officer“ with management, and based on such review and discussions, has recommended to the board of directors that such discussion and analysis be included in this proxy statement.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2008 with management and discussed other matters related to the audit with the independent auditors.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee met with the independent auditors, with and without management present, and discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s Annual Report to Members for Fiscal Year 2008.

                                AUDIT COMMITTEE:
                                Michael K. Guttau, Chair
                                Ted Bauer
                                Karol King

Independent Public Accountant Fees and Services

The following table presents fees paid for professional services rendered by the Company’s independent public accountants for Fiscal Year 2008 and for the Company’s fiscal year ended September 30, 2007 (“Fiscal Year 2007”):

Fee Category	Fiscal Year 2008 Fees	Fiscal Year 2007 Fees
Audit Fees	$115,000	$97,555
Audit-Related Fees	$0	$0
Tax Fees	$60,125	$21,273
All Other Fees	--	--
Total Fees	$175,125	$118,828

Audit Fees are for professional services rendered by McGladrey & Pullen LLP (“McGladrey”) for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by McGladrey in connection with statutory and regulatory filings or engagements.  In Fiscal Year 2008, these fees included the audit of the Company’s annual financial statements for Fiscal Year 2008, the re-audit of the Company’s annual financial statements for Fiscal Year 2007 and assistance in connection with the Company’s Registration Statement on Form 10 filed with the SEC.

Audit-Related Fees are for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.  The Company did not pay any fees for such services in Fiscal Year 2008 or Fiscal Year 2007.

Tax Fees are for professional services rendered by RSM McGladrey, Inc., an affiliate of McGladrey, for tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

All Other Fees are for services other than the services reported above.  The Company did not pay any fees for such other services in Fiscal Year 2008 or Fiscal Year 2007.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of McGladrey.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors voted in favor of the appointment of McGladrey to serve as the Company’s independent public accountants for the Company’s fiscal year ending September 30, 2008.   A representative of McGladrey is expected to be present at the 2009 Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

MEMBER PROPOSALS FOR THE 2010 ANNUAL MEETING

Under the rules of the SEC, any Member proposal to be considered by the Company for inclusion in the proxy material for the 2010 Annual Members’ Meeting—which we presently plan to hold in March 2010, must be received by the Secretary of the Company, 10868 189th Street, Council Bluffs, Iowa 51503, at a reasonable time prior to when the Company mails the proxy materials for the meeting.  Accordingly, we determined that Members must submit proposals related to the 2010 Annual Members’ Meeting to the Company by January 1, 2010.  The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.  Proposals submitted later than January 1, 2010 will be considered untimely and will not be included in the Company’s proxy statement for the 2010 Annual Members’ Meeting.

Under the Company’s Operating Agreement, Members may nominate persons for election as Directors of the same Series, but in the case of Series A Directors, Series A Members must notify the Secretary of the Company in writing not less than 120 days prior to the one year anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting.  Accordingly, Members desiring to nominate a Director for election at the 2010 Annual Meeting of Members must give written notice of the nomination to the Secretary of the Company not later than February 3, 2010.  As the Board may provide by resolution, the Company’s proxies will have discretionary authority to vote with respect to any matter that may be presented at an annual meeting which does not comply with these notice requirements.  Members’ nomination notices must contain the specific information set forth in Section 5.3(e) of the Company’s Operating Agreement.  A copy of the Company’s Operating Agreement will be furnished to Members without charge upon written request to the Secretary of the Company.

In the event a Member wishes to propose any other matter for consideration at a meeting of the Members, under the Company’s Operating Agreement, Members representing an aggregate of not less than thirty percent (30%) of all of the Units may demand that the Board of Directors call a meeting of Members.

MEMBER COMMUNICATION

Any Member wishing to communicate with any of the Company’s Directors regarding matters related to the Company may provide correspondence to the Director in care of Secretary, Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, IA 51503. The Chairman of the Corporate Governance/Compensation Committee will review and determine the appropriate response to questions from shareholders, including whether to forward communications to individual Directors.  The Independent Directors review and approve the Member communication process periodically to ensure effective communication with Members.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2009 Annual Meeting.  If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by he proxy at the Annual Meeting.

EXPENSES OF SOLICITATION OF PROXIES

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Company, who will not receive additional compensation for such services.  The Company has not employed any party to solicit proxies for the 2009 Annual Meeting.   The costs of this solicitation will be borne by the Company.

PERIODIC REPORTS

The Company’s financial statements and related financial information required to be provided to Members in connection with this Proxy Statement are contained in the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2008 (the “Annual Report”), which was filed with the SEC on December 29, 2008.  The Annual Report is attached to the Company’s Fiscal Year 2008 Annual Report, which accompanies this Proxy Statement, both of which are available on the Company’s website at www.sireethanol.com at the “Investor Relations” tab, but these documents are not deemed a part of the proxy soliciting material.  Members may request paper copies of the Annual Report itself, this Proxy Statement and the Proxy Card by sending an e-mail to Laura Schultz at proxy@sireethanol.com, calling (877) 776-5999, or by making a request at www.sireethanol.com.  Members may make a request for all future meetings or only for the 2009 Annual Members Meeting.  A copy of the exhibits to the Annual Report will be mailed to Members free of charge upon request to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503, or by calling (877) 776-5999.  Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of Units of the Company on June 1, 2009.

The Notice of the Annual Meeting was mailed to all Members of record on June 3, 2009 and the Proxy Card will be separately mailed on or about June 15, 2009.  All Members are encouraged to date, sign and return the Proxy Card at your earliest convenience in the postage paid envelope which accompanies that mailing.

Alternatively, the Proxy Card is available at www.sireethanol.com at the “Investor Relations” tab.  Any Member of record may print out the Proxy Card and submit that as authorization to vote by proxy at the 2009 Annual Meeting.  You do not need to provide any personal information to print off a Proxy Card - you will only need to confirm your Unit ownership on the Proxy Card in order for your vote to be counted.  You may return the signed and dated Proxy Card in an envelope addressed to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503, at your earliest convenience.

Prompt submission of your Proxy Card to the Company will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                                                By Order of the Board of Directors

                                                                Ted Bauer, Secretary

Council Bluffs, Iowa
June 3, 2009

Southwest Iowa Renewable Energy, LLC
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Members
July 17, 2009

The undersigned hereby appoints Bailey Ragan and Ted Bauer and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the Units of SOUTHWEST IOWA RENEWABLE ENERGY, LLC (the “Company”) held of record by the undersigned on June 1, 2009, at the Annual Meeting of Members of the Company to be held on July 17, 2009 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned Member.  If directors are not indicated, the proxy will be voted to elect the nominee described in item 1. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Company’s Second Amended and Restated Operating Agreement; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

Members have the right to vote cumulatively in the election of directors and at the Members’ Meeting, the proxies intend to vote cumulatively and to allocate votes among the director nominees listed below, unless authority to vote for any nominee is withheld.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

					Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. To elect one Director to serve until the 2013 Annual Meeting of Members or until his successor shall be elected and qualified;				FOR	AGAINST	ABSTAIN
	FOR Nominee ☐	WITHHOLD Authority For nominee ☐	2. To transact such other business that may properly come before the meeting and any adjournment thereof.	☐	☐	☐
Director Nominee:
01 Karol King

PLEASE SIGN, DATE AND RETURN THIS PROXY to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503.
Signature ______________________________ Title __________________________________ Print ___________________________________ Address of Unit Holder: City, State, Zip		*Signature _____________________________ Title _________________________________ Print _________________________________ Address of Unit Holder: City, State, Zip		Date _______________

Please sign your name exactly as it appears on the Unit Certificate.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.
*If Units are held jointly, each holder should sign.

June 3, 2009

Important notice regarding the availability of proxy materials for the Members meeting to be held on July 17, 2009.

Dear Member of Southwest Iowa Renewable Energy, LLC:

Internet Availability:

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for our 2009 Annual Members Meeting are available on the internet.  This communication presents only an overview of the more complete proxy materials that are available on the internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.  In addition, we plan to separately mail to you the proxy card only.  Under applicable rules, we must wait 10 days before sending the proxy card to you.

The proxy statement, proxy card and the 2008 annual report to Members can be accessed at www.sireethanol.com by clicking on the “Investor Relations” tab.

If you would like to receive a paper or e-mail copy of these documents, you must request one.  There is no charge for you for requesting a copy.  Please make your request for a copy as instructed below on or before July 1, 2009 to facilitate timely delivery.

Annual Meeting Matters:

The 2009 Annual Members Meeting will be held on Friday, July 17, 2009, at 1:00 p.m. Central Daylight Time at Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503.  Only holders of Series A, B and C Units in the Company as of June 1, 2009 (the “Record Date”) are entitled to notice of, and to vote at (if appropriate), the meeting and any adjournment thereof.  If you attend the Annual Meeting in July, you may nevertheless revoke the proxy and vote in person even though you previously mailed the proxy card.

Proposals to be voted on at the Annual Meeting are listed below:

1.	The Series A Members are to elect one Series A Director to serve until the 2013 Annual Member Meeting or until his successor shall be elected and qualified; and

2.           To transact such other business as may properly come before the meeting and any adjournment thereof.

This Notice also constitutes notice to Members of the 2009 Annual Members Meeting required under our Second Amended and Restated Operating Agreement.

Instructions:

You may access the following proxy materials at www.sireethanol.com:

☑	Notice of the 2009 Annual Members Meeting	☑	The Company’s 2009 Proxy Statement
☑	The Company’s 2008 Annual Report	☑	A proxy card for the 2009 Annual Members Meeting

You may access your proxy materials and proxy card online by visiting www.sireethanol.com and clicking on the “Investor Relations” tab.  Once you have carefully reviewed all of the proxy materials, please print off the proxy card, execute it and mail it to us at Attn: Investor Relations, 10868 189th Street, Council Bluffs, Iowa 51503.  You do not need to provide any personal information to print off a proxy card—but you will need to provide enough information on the proxy card to allow us to verify your unit ownership in order for your vote to be counted.

If you prefer a paper copy of the proxy materials, you may request one by sending an e-mail to proxy@sireethanol.com, calling (877) 776-5999, or by making a request at www.sireethanol.com by clicking on the “Contact Us” tab and sending the request in the electronic form provided.  You have the opportunity to make a request to receive paper copies for all future meetings or only for the 2009 Annual Members Meeting.  Unitholders as of the Record Date are encouraged and cordially invited to attend the 2009 Annual Members Meeting.

Directions on how to attend the 2009 Annual Members Meeting in person can be found at www.sireethanol.com.

NOTICE OF ANNUAL MEETING OF MEMBERS
TO BE HELD JULY 17, 2009

To the Members of Southwest Iowa Renewable Energy, LLC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Members of Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), will be held on July 17, 2009, at 1:00 p.m. Central Daylight Time at the Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503, for the following purposes:

1.      To elect one Series A Director to serve until the 2013 Annual Member Meeting or until his successor shall be elected and qualified; and

2.      To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of Units of the Company of record at the close of business on June 1, 2009, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.   Only holders of Series A Units will be entitled to vote for the Series A Director nominated for election at the 2009 Annual Meeting.  Directions to the annual meeting location may be obtained by calling (877) 776-5999 or going to www.sireethanol.com.

                    By Order of the Board of Directors

                    Karol King
                    Chairman

Your Board of Directors desire that all Members be present in person or represented by proxy at the Annual Meeting.  Even if you plan to attend in person, please date, sign and return the Proxy Card available at www.sireethnol.com at your earliest convenience so that your vote may be counted.  If you do attend the meeting in July, you may revoke your proxy and vote in person even though you mailed the Proxy Card.  The Proxy Card must be signed by each registered Member exactly as set forth on the Proxy Card.